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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 15, 1999

                         Commission file number 1-13163
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                         TRICON GLOBAL RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

   North Carolina                                       13-3951308
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(State or other jurisdiction of                        (IRS Employer
of incorporation or organization)                      Identification No.)


                 1441 Gardiner Lane, Louisville, Kentucky 40213
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (502) 874-8300


        Former name or former address, if changed since last report: N/A









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Item 5.   OTHER EVENTS

          On November 15, 1999, TRICON Global Restaurants, Inc. issued a press release, a copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          99 Press release dated November 15, 1999 from TRICON Global Restaurants, Inc.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             TRICON GLOBAL RESTAURANTS, INC.
                                     -------------------------------------------
                                                    (Registrant)



Date:    November 15, 1999            /s/  Robert L. Carleton
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                                           Robert L. Carleton
                                           Senior Vice President and Controller
                                           (Principal Accounting Officer)






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                                                                      EXHIBIT 99



TRICON GLOBAL RESTAURANTS PROMOTES NOVAK TO CEO AND DENO TO CFO AFFIRMS FOURTH QUARTER AND FULL YEAR EARNINGS OUTLOOK; RAISES 2000 OPERATING EARNINGS GROWTH TARGET


LOUISVILLE, KY (November 15, 1999) -- Tricon Global Restaurants, Inc., (NYSE:YUM) today announced that David C. Novak, 47, will become Chief Executive Officer on January 1, 2000, succeeding Andrall E. Pearson, 74, who will continue to serve as Chairman of the Board through the end of 2000. Novak has been Vice-Chairman and President of the Company since it was spun-off from PepsiCo in October, 1997. The company also announced that David Deno, 42, has been promoted to Chief Financial Officer. He most recently served as Chief Financial Officer of the Company's successful international business.

"Since Tricon became public, David Novak has been my full partner in developing our strategies to drive growth and shareholder return. The results speak for themselves. By virtually every yardstick, we are a very different and better company from the one we inherited from PepsiCo," said Pearson. "David is an outstanding leader who knows the business cold and gets top results. He is fully devoted to our goal of building sustained growth in value for our shareholders. We are fortunate to have such an accomplished leader become Tricon's CEO into the next millennium. This transition will be seamless."

"I'm delighted Andy Pearson will be our Chairman through the end of 2000," said Mr. Novak. "His experience and talent have been instrumental to the successful formation of Tricon. His passion for our business is almost as amazing as his energy level and uncanny ability to define reality in a manner that has inspired us all to achieve higher levels of performance."

"Throughout our business, we are meeting or exceeding the goals we established for ourselves by implementing our proven operating, asset and financial strategies. Accordingly, we are pleased today to reaffirm that we expect to meet our 1999 earnings goal, and are now in a position to raise our 2000 earnings growth goal. Our fourth quarter performance is on track and we continue to expect to achieve a 33-35 percent increase in 'ongoing operating earnings per share' for the full fiscal year, from $1.83 last year. In addition, our strong momentum is enabling us to now raise our 2000 goal for 'ongoing operating earnings per share' to 23-27 percent growth, from our prior guidance of mid-teen growth," said Novak. This increased estimate includes 2-3 points of growth from the effect of a 53rd week in 2000, versus 52 weeks this year. "The Company has repurchased about 2.5 million of its shares since announcing a share repurchase program in September, reflecting our belief that Tricon's shares are undervalued and represent an outstanding long-term investment," Novak added.

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"I'm very pleased to announce David Deno will be our Chief  Financial  Officer,"
said Mr. Novak. "One of our key strengths at Tricon is depth of management talent and experience, and David Deno is an excellent example. He brings a wealth of both financial and operating experience, having spent seventeen years in the restaurant business. Most recently, as CFO of Tricon Restaurants International, David led the financial restructuring that has dramatically improved the Company's profitability. He has spearheaded our international refranchising efforts, formed joint ventures and partnered with operators around the world. As a result of its focused growth strategy, our international business is well poised for the future. Clearly, selecting a CFO is of the utmost importance to any company, and so we approached this decision as thoroughly and carefully as possible. After full and careful consideration, it became quite clear to us and to our Board that David is exactly the right choice to be CFO of Tricon."

"We also want to thank Sandra Wijnberg for the excellent job she has done as our interim CFO. She removed herself from consideration for the CFO position given that she was unable to make a long-term commitment to Louisville. Sandra, along with Bob Carleton, Tricon's SVP and Controller, and the entire finance team, have worked tirelessly for the benefit of our shareholders," said Novak.

Prior to assuming his leadership position at Tricon, Mr. Novak established an exceptional record of building both restaurant operations and top consumer brands, having been associated with PepsiCo for 20 years as an executive of the corporation in several senior capacities.

Before heading Tricon, Mr. Novak served as President and CEO of KFC and Pizza Hut, and is credited with overhauling product quality and turned around sales and profits at both brands. Prior to that, he served as Chief Operating Officer of Pepsi-Cola North America, Executive VP of Marketing and Sales at Pepsi-Cola North America, and Senior Vice President of Marketing at Pizza Hut.

Mr. Deno joined Pizza Hut from Burger King in 1991 where he held various finance, real estate and business development positions for eight years. At Pizza Hut, Deno excelled as VP/Controller and was promoted to Divison VP responsible for operating 600 stores, leading the way in improved profits and customer satisfaction, establishing himself as a great restaurant operator. In 1996, Deno became Pizza Hut's CFO, and contributed to the brand's turnaround by reengineering the business to improve product quality. He was promoted to CFO of Tricon Restaurants International in 1997, Tricon's most complex and challenging line operating financial job.

Tricon Global Restaurants, Inc. is the world's largest restaurant operator, with over 30,000 company-owned and franchised restaurants in over 100 countries and territories. The company's brands -- KFC, Pizza Hut and Taco Bell -- are the global leaders of the pizza, chicken and Mexican-style restaurant categories, respectively. Total worldwide system retail sales for the chains was more than $20 billion in 1998.


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This  announcement  contains  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These "forward-looking" statements reflect management's expectations and are based upon currently available data; however, actual results are subject to future events and uncertainties, which could cause actual results to differ from those projected in these statements. Factors that can cause actual results to differ materially include economic and political conditions in the countries and territories where Tricon operates, the impact of such conditions on consumer spending and currency exchange rates, pricing pressures resulting from competitive discounting, new product and concept development by Tricon and other food industry competitors, the success of our refranchising strategy, fluctuations in commodity prices, supplier
contracts,   and  actuarially   determined  casualty  loss  estimates.   Further
information on factors that could affect Tricon's financial and other results are included in the company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission.







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